Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Compex Technologies, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Dan Gladney, Chief Executive Officer, and Scott Youngstrom, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan Gladney

Dan Gladney
Chief Executive Officer.
September 26, 2003

/s/ Scott Youngstrom

Scott Youngstrom
Chief Financial Officer
September 26, 2003

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